T. Rowe Price International Equity Index Fund

Supplement to prospectus dated March 1, 2010

On page 4, the first paragraph under Management is deleted and replaced with the following:
Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price) Investment Sub-Adviser T. Rowe Price International Ltd
(T. Rowe Price International)
On page 22, the information under Investment Adviser is deleted and replaced with the following:
T. Rowe Price is the funds investment adviser and oversees the selection of the funds investments and management of the funds portfolio. T. Rowe Price is an SEC-registered investment adviser that provides investment management services to individual and institutional investors, and sponsors and serves as adviser and sub-adviser to registered investment companies, institutional separate accounts, and common trust funds. The address for
T. Rowe Price is 100 East Pratt Street, Baltimore,
Maryland 21202. As of September 30, 2010, T. Rowe Price and its affiliates managed approximately $439.7 billion for more than 11 million individual and institutional investor accounts.
T. Rowe Price has entered into a sub-advisory agreement with
T. Rowe Price International under which T. Rowe Price International is authorized to trade securities and make discretionary investment decisions on behalf of the fund. T. Rowe Price International is an investment adviser registered or licensed with the SEC, United
Kingdom Financial Services Authority, Financial Services Agency of Japan, and other non-U.S. regulatory authorities. T. Rowe Price International sponsors and serves as adviser to foreign collective investment schemes and provides investment management services to investment companies and other Institutional investors. T. Rowe Price International is headquartered in London and has several branch offices around the world. T. Rowe Price International is a direct subsidiary of
T. Rowe Price and its address is 60 Queen Victoria Street,
London EC4N 4TZ, United Kingdom. T. Rowe Price may pay T. Rowe Price International up to 60% of the management fee that T. Rowe Price receives from the fund.


The date of this supplement is January 3, 2011.
F135-041    1/3/11